+ Energizer Holdings, Inc. CAGNY February 29, 2024 Exhibit 99.1

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: Global economic and financial market conditions beyond our control might materially and negatively impact us. Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers. Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations. We must successfully manage the demand, supply, and operational challenges brought on by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns. Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business. Loss of any of our principal customers could significantly decrease our sales and profitability. Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits. We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations. If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations. Changes in production costs, including raw material prices and transportation costs, from inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results. Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business. Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity. The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control. The Company's future results may be affected by its operational execution, including its ability to achieve cost savings as a result of any current or future restructuring events. If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant. A failure of a key information technology system could adversely impact our ability to conduct business. We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands. We have significant debt obligations that could adversely affect our business and our ability to meet our obligations. If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses. Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals. Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs. Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on environmental, social and governance (ESG) issues, including those related to sustainability and climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation. We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 14, 2023. Forward-Looking Statements

Non-GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period, and are used for management incentive compensation. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as restructuring and related costs, acquisition and integration costs, the Loss/(gain) on extinguishment of debt, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations as well as other Company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in methods and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the appendix: •Organic. This is the non-GAAP financial measurement of the change in revenue or segment profit that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: •Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. •Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. •Adjusted Comparisons. Detail for adjusted gross profit and adjusted gross margin are also supplemental non-GAAP measure disclosures. These measures exclude the impact of restructuring and related costs and acquisition and integration costs, the costs of exiting the Russian market, and the costs of the May 2022 Brazilian flood. •Free Cash Flow. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. •EBITDA and Adjusted EBITDA. EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform and share based payments. •Net Debt. Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is defined as Net debt divided by Adjusted EBITDA for the last twelve month period (LTM).

+ Who We Are

5 Global footprint, scale and capabilities EXPERTISEAVAILABILITY REACH World-class supply chain and distributor network 160+ markets around the world in every consumer channel Billions of consumers every day

A powerful portfolio of leading brands

Commercial Footprint — United States and International 7 NET SALES BY REGION* NET SALES BY CATEGORY $1.8B $1.2B 0% 50% 100% Net Sales ($B) United States International Sold in +160 Markets Across the Globe $2.4B $0.6B $2,224 $2,345 $521 $615 FY20 FY23 Batteries & Lights Autocare +5.7% CAGR +1.8% CAGR * Represents FY’23 Net Sales

+ Our Categories

+ Batteries & Lights

Device ownership and consumption both stable and above pre- pandemic levels, supporting healthy volume trends 20.7 21.8 5,766 6,389 - 1,500 3,000 4,500 6,000 7,500 9,000 5.0 10.0 15.0 20.0 25.0 2015 2016 2017 2018 2019 2020 2021 2022 52WE MAY 2023 Batteries Sales and Device Ownership US Devices per HH NA Batteries Volume Device Growth ’15-’23 +5.3% 10 Devices per HH Batteries Volume Battery sales closely track device ownership over time. Avg Batteries per Household Consumed Average battery consumption has been stable above pre pandemic levels Stable consumption Sources: Circana and Profitero, and internal estimates for US full market sales; Kantar Device Inventory Study (US and Developed Markets) 4 quarters ending in… (calendar quarters) Pre-pandemic

Every room in the house contains multiple battery-powered devices



Bathroom
Bathroom Scale
Thermometer
Blood Pressure Monitor
Powered Toothbrush
Hearing Aid
Mustache/Hair Trimmer

Bedrooms
Smoke Detector
Ceiling Fan Remote
Touch/Tap Light
Power Window Blinds
Travel Alarm
Baby Monitor
Motorized Toys
Electronic Games
RC Car

Office
Wireless Mouse
Calculator
Wireless Keyboard
Digital Camera
Lighting/Fan Remote
Desk Clock
Label Maker

Living Room
TV Remote
Clock
Programmable
Thermostat
Home Security Sensor
Air Freshener
Flameless Candle
Video Game Controller
Smart Lightbulb Remote
Smoke Detector
Smart Vents

Kitchen
Kitchen Scale
Kitchen Timer
Wet Mop
Meat Thermometer
Smoke Detector
Can Opener
Wine Opener
Home Security Sensor

Outside
Car Key Fob
Electronic Door Lock
Garage Door Keypad
Doorbell Camera
Outdoor Timers
Doorbell / Chime

Basement/Storage
Flashlights
Lanterns
Stud Finder
Laser Level
Smoke Detector

Source: Energizer FY23 Device Inventory Study, U.S.

11

Energizer Holdings, Inc.

Devices used on a daily basis Source: Energizer FY23 Device Inventory Study, U.S.12

Battery category has delivered low single digit volume growth over the long term ’15-’19 CAGR +1.5% 18.0 18.4 19.1 19.2 19.1 22.4 22.2 20.5 20.1 - 5.0 10.0 15.0 20.0 25.0 2015 2016 2017 2018 2019 2020 2021 2022 52W APR 2023 Global Batteries Annual Volume Sales (Billions) ’19-’23 CAGR +1.4% Source: Nielsen Global Track, Profitero, and Energizer estimates13

Volumes turned positive in the back half of 2023 with continued growth into 2024 14 -15% -10% -5% 0% 5% 10% 15% Dollar Sales % Chg vs YA Volume Sales % Chg vs YA Total US - MULC + Amazon Source: Circana (IRI) Unify Total US Multi-Outlet plus Convenience + Profitero (Amazon) trailing 13 week

+ Auto Care

Auto Care category sales are driven primarily by the number and age of cars, and miles driven # OF CARS (1) ANNUAL MILES DRIVEN (2) AGE OF CAR (3) Source: (1)S&P Global Mobility (LV Production Forecast July 2023, DOT, Strategy & Research); (2)Trendlens Airty VMT US Calendar years; (3) S&P Global Mobility; (4) 2021 Auto Care Association Factbook (5) Cox Automotive MORE VEHICLES TRAVELING FARTHER GETTING OLDER NEW CAR COST CONTINUE TO RISE (5) INCREASING LENGTH OF OWNERSHIP (4) VEHICLE CONDITION GETTING MORE EXPENSIVE SPILLS, ODORS, MAINTANCELASTING LONGER 16

Energizer competes in four Auto Care subcategories

$4.2B =

Category Value

Performance Chemicals	Appearance Chemicals	Air Fresheners	Refrigerants & Accessories
• Fuel, oil, & diesel additives • Brake fluid • Power-steering fluid • Transmission treatments • Parts cleaners	• Interior & exterior cleaners • Tire care • Wax • Soap • Cleaning wipes • Protectants	• Vent • Paper • Hidden • Novelty • Electric • Spray	• A/C refrigerants • Recharge kits • Retrofit kits
41%	32%	15%	12%

Approximate % of Category Value

17

Source: Circana U.S. National RTS+RTSx 52 Weeks Ending 2/3/24. Circana categories as defined by Energizer

Energizer Holdings, Inc.

Broad portfolio covers auto care bumper to bumper, inside and out 18 Internal Protectant Leather Carpet Air Freshener External Wash Wax Wheel Tire Paint Restoration Trim Care Bug/Tar Remover Multi-Purpose Glass Cleaner Wipes Lens/Plastic Chrome/Metal Under the Hood Additives Functional fluids & treatments A/C Recharge

+ Recent History

Over the past three years, macro trends have significantly impacted our operating environment 20 Workforce expectations growing and putting stress on companies Supply chain volatility driving inventory imbalance Commodity prices remain elevated and volatile Highest global inflation since 1970s Digitalization strengthening Consumer sentiment at record lows for record amount of time Regulatory environment intensifying Geopolitical tensions heightened

$2,745 $3,022 $3,050 $2,960 40.6% 39.6% 37.3% 39.0% 30.0% 35.0% 40.0% 45.0% $1,000 $1,500 $2,000 $2,500 $3,000 FY20 FY21 FY22 FY23 Energizer Holdings, Inc. Net Sales ($ in millions) *Adjusted Gross Margin ’20 -’23 CAGR +2.5% Organic sales growth over the long term, with recovery in profitability expected to continue in ’24 & ’25 21 * See non-GAAP reconciliations in the Appendix

+ Project Momentum

Project Momentum is accelerating restoration of our margins, enhancing free cash flow and strengthening our balance sheet to fuel our long-term financial algorithm ANNOUNCED PROJECT MOMENTUM 2 Year Cost Savings and Working Capital Reduction Program >$50M SAVINGS REALIZED TO DATE ANNOUNCED ADDITION OF 3RD YEAR TO THE PROGRAM Increased Program Savings by $50M and Added 3rd Year to the Program ~$75M SAVINGS REALIZED TO DATE Increased Program Savings by $30M November 2022 November 2023 August 2023 February 2024 23 $80M - $100M Total Program Savings $130M - $150M Total Program Savings $160M - $180M Total Program Savings

Focused on creating a network that is fast, responsive and flexible to maximize value across the Energizer organization

Production Sourcing

Optimize volume production across manufacturing plants and TPM partners

Footprint Optimization

Optimize production footprint and pack sites to gain synergies and reduce fixed cost

Automation

Invest in automated packaging and distribution to drive throughput and increase speed

Value Engineering

Drive productivity and cost benefits by streamlining product design and harmonizing between brand offerings

Portfolio Simplification

Rationalize SKUs and simplify components

Planning Optimization

Optimize forecasting, inventory management, and order lead times

Cost Savings Split **~70% Cost of Goods** and **~30% SG&A**
~75% Benefitting **Batteries & Lights** with the Remaining **~25%** in **Auto Care**

24

Energizer Holdings, Inc.

Increased Momentum savings target by $30M in Q1 FY’24, taking the savings range to $160M - $180M $160 to $180 MILLION In Run Rate Benefits anticipated to be achieved by end of FY25 $55M - $65M in FY’24 (unchanged) $50M - $60M in FY’25 $150 MILLION In Working Capital Improvements One-time Cash Pre-tax Expense$140 to $150 MILLION 25 Funded via working capital improvements

+ Our Strategic Priorities

Our strategic priorities remain key to our investment thesis 27 1 2 3 REBUILD GROSS MARGINS GENERATE TOP TIER FREE CASH FLOW PAY DOWN DEBT

We have made significant progress over the last six quarters

Rebuilding profitability and generating top-tier free cash flow enable shareholder value creation through debt paydown while strengthening the balance sheet

ADJUSTED GROSS MARGIN*

- **Expanded Adjusted Gross Margins** by nearly 200 basis points in the trailing 12 months vs. FY'22 and remain on track to deliver ~40% in FY'24
- **Segment Profit improvement** expected across both Batteries & Lights and Auto Care in FY'24
- **Continued progress** expected in FY'25

FREE CASH FLOW*

- **Nearly $650 million of Free Cash Flow** generated in the prior six quarters
- **Generated over 21%** Free Cash Flow as a percent of Net Sales in the latest quarter, and nearly 12% in the trailing four quarters
- **Expected to consistently deliver 10 – 12%** of Net Sales over the long term

BALANCE SHEET

- **Paid down over $400 million** of debt since Q4 FY'22**
- **Reduced Leverage*** by nearly a full turn over the previous six quarters
- **Below 5.0x's Net Leverage** expected in FY'24, with ~half turn annual reduction expected thereafter

***See non-GAAP reconciliations in the Appendix.**
**Inclusive of $58 million dollar repayment in January 2024

28

Energizer Holdings, Inc.

+ As We Look Ahead

30 Building positive momentum Q1 FY2024 Q2 FY2024 Q3 FY2024 Organic Net Sales Adjusted Gross Margin* Free Cash Flow & Leverage (7.4%)* Expect to Generate >10% of Free Cash Flow Total $150 - $200 Million of Debt Paydown Half Turn Reduction in Net Leverage, Ending the Year below 5.0x’s Return to Topline growth in the back half of the fiscal year Sequential Adjusted Gross Margin improvement over the course of the year Strong Free Cash Flow of 10% - 12% of Net Sales Q4 FY2024 (2%) – (3%) +150 Basis Points +50 Basis Points + Low Single Digit Growth Sequential Improvement +100 Basis Points Flat to LSD Decline FY2024 All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Outlook

Key Metrics – Fiscal 2024 Outlook METRIC Fiscal 2024 Outlook All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Organic net sales projected flat to down low single digits • Q2 organic net sales projected to decline 2 – 3%Net Sales Adjusted Gross Margin* $3.10 to $3.30 • Q2 Adjusted EPS of $0.65 - $0.70, up mid- single digits at the midpoint versus the prior year quarter Free Cash Flow expected to be in excess of 10% of net sales Reduce Net Leverage to below 5.0x's • Targeted debt pay down of $150 - $200 million 31 Free Cash Flow & Net Leverage Adjusted EPS* Adjusted EBITDA* $600 - $620 million • Savings from Project Momentum initiatives and lower input cost are expected to offset decline in net sales Adjusted gross margin of approximately 40%; 100 basis point consolidated improvement, with improvement expected in both Battery and Auto Care • Q2 improvement of approximately 150 basis points versus prior year

Appendix Materials: Non-GAAP Reconciliations 32

Non-GAAP Reconciliation: Consolidated Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in revenue or segment profit that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. • Impact of Currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. 33

Non-GAAP Reconciliation: Adjusted Gross Margin (in millions) Adjusted gross margin as a percent of sales excludes any charges related to restructuring programs, acquisition and integration costs, the Fiscal 2022 exit from the Russia market, and the May 2022 Brazil flood damage to our manufacturing plant. 34

Non-GAAP Reconciliation: Segment Profit (in millions) 35 Operations for Energizer are managed via two product segments: Batteries & Lights and Auto Care. Energizer’s operating model includes a combination of standalone and shared business functions between the product segments, varying by country and region of the world. Shared functions include the sales and marketing functions, as well as human resources, IT and finance shared service costs. Energizer applies a fully allocated cost basis, in which shared business functions are allocated between segments. Such allocations are estimates, and may not represent the costs of such services if performed on a standalone basis. Segment sales and profitability, as well as the reconciliation to earnings/(loss) before income taxes for the twelve months ended September 30, 2020, 2021, 2022 and 2023 are presented below. The related footnotes are explained on the following slide.

Non-GAAP Reconciliation: Segment Profit continued (in millions) 36

Non-GAAP Reconciliation: Free Cash Flow (in millions) Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. 37

Non-GAAP Reconciliation: Adjusted EBITDA - December 31, 2023 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform and share based payments. 38

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of acquisition and integration costs, the costs of exiting the Russian market, Gain on capital lease termination, the loss from the May 2022 Brazil flood damage, an acquisition earn out and share based payments. 39

Non-GAAP Reconciliation: Net Debt and Net Leverage (in millions) Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is Net debt divided by the last twelve months Adjusted EBITDA. LTM is the last twelve months for June 30, 2022 and December 31, 2023, respectively. 40

Non-GAAP Reconciliation: FY 2024 Outlook (in millions – except per share data) ) 41

Non-GAAP Reconciliation: FY 2024 Outlook (in millions) 42